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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 9, 2002


                          Commission File Number 1-6560


                            THE FAIRCHILD CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                                34-0728587
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  Incorporation or organization)

                45025 Aviation Drive, Suite 400, Dulles, VA 20166
                    (Address of principal executive offices)

                                 (703) 478-5800
              (Registrant's telephone number, including area code)







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Item 4. Changes in Registrant's Certifying Accountant.

     On May 9, 2002, upon the recommendation of our Audit Committee, the Board of Directors dismissed Arthur Andersen LLP as our independent auditors and appointed Ernst & Young LLP to serve as The Fairchild Corporation's independent auditors for the current fiscal year which ends on June 30, 2002. The change in auditors is effective immediately. Arthur Andersen's reports on The Fairchild Corporation's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 13, 2002, stating its agreement with such statements. During each of our two most recent fiscal years and through the date of this report, The Fairchild Corporation did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 9, 2002.

Exhibit 99 - Press Release dated May 14, 2002.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                            For THE FAIRCHILD CORPORATION
                                            (Registrant) and as its Chief
                                            Financial Officer:

                                            By:  /s/ JOHN L. FLYNN
                                                 -----------------
                                                     John L. Flynn
                            Senior Vice President and
                                                     Chief Financial Officer


Date:    May 14, 2002